UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 13, 2009

COMSYS IT PARTNERS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27792	56-1930691
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
4400 Post Oak Parkway, Suite 1800
Houston, Texas 77027
(Address of Principal Executive Offices)
(713) 386-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Submission of Matters to a Vote of Security Holders
     The Company’s 2009 Annual Meeting of Stockholders was held on May 13, 2009. The matters voted on and the results of the vote were as follows:
     a) Larry L. Enterline, Frederick W. Eubank II, Robert Fotsch, Robert Z. Hensley, Victor E. Mandel, Courtney R. McCarthy and Elias J. Sabo were elected to continue to serve as the Company’s directors until the 2010 Annual Meeting of Stockholders and until their respective successors are elected. The results of the vote were as follows:

Name of Nominee	For	Withheld

Larry L. Enterline	17,691,472	112,797
Frederick W. Eubank II	17,581,249	223,020
Robert Fotsch	17,788,357	15,912
Robert Z. Hensley	17,787,452	16,817
Victor E. Mandel	17,788,445	15,824
Courtney R. McCarthy	17,581,015	223,254
Elias J. Sabo	17,732,881	71,388
     b) The ratification of the Company’s Amended and Restated 2004 Stock Incentive Plan was approved. The results of the vote were as follows:

For	Against	Abstain

12,488,836	543,420	7,837
     c) The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2009, was approved. The results of the vote were as follows:

For	Against	Abstain

17,788,437	14,738	1,094
[SIGNATURE PAGE TO FOLLOW]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.
Date: May 14, 2009	By:	/s/ Amy Bobbitt
	Name:	Amy Bobbitt
Title: Senior Vice President and Chief Accounting Officer